As filed with the Securities and Exchange Commission on ____________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22282

Cook & Bynum Funds Trust
 (Exact name of registrant as specified in charter)

2830 Cahaba Road
Birmingham, AL 35223
 (Address of principal executive offices) (Zip code)

Mr. J. Dowe Bynum
2830 Cahaba Road
Birmingham, AL 35209
 (Name and address of agent for service)

With copies to:

Timothy Selby
Alston & Bird LLP
90 Park Avenue
New York, NY 10016

205-994-2815
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2017

Date of reporting period:  September 30, 2017

Item 1. Reports to Stockholders.

Annual Report  |  September 30, 2017

Table of Contents

Shareholder Letter	1
Manager Commentary	4
Disclosure of Fund Expenses	8
Schedule of Investments	10
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Additional Information	29

The Cook & Bynum Fund	Shareholder Letter
September 30, 2017 (Unaudited)

Dear Partners:

For the three-month period ended September 30, 2017, The Cook & Bynum Fund (the “Fund”) was up 1.23% versus the S&P 500 plus Dividends (“S&P”) at 4.48% and 5.31% for the MSCI AC World Index (“MSCI ACWI”). During the six-month period ended September 30, 2017, The Fund gained 4.69% net of all costs. The S&P gained 7.71% and the MSCI ACWI gained 10.00%, respectively, over the same period. For the one-year period ended September 30, 2017, the Fund gained 9.79% compared to a gain of 18.61% for the S&P and 19.29% for the MSCI ACWI. On an annualized basis the Fund returned 5.17% versus 14.22% for the S&P and 10.79% for the MSCI ACWI during the five-year period ended September 30, 2017. Since inception on July 1, 2009 through September 30, 2017, the Fund is up 9.25% per annum compared to 15.34% for the S&P and 11.43% for the MSCI ACWI.

Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629) or visit our website at www.cookandbynum.com/cobyx.

Portfolio Update

Major equity indices in the United States set all-time highs throughout the third quarter, which continues to make bargain hunting difficult in domestic markets. Fortunately, many international markets have experienced increased volatility this year and are not trading in lock-step with U.S. equities. Because of these lower return correlations, we are finding more interesting investment opportunities in foreign markets compared to the U.S.

In fact, we started building a new international position in the Fund in early October. We may buy more of the stock, so we will withhold the name until disclosure is required. The company has a dominant or otherwise strong competitive position in its core markets, which are sprinkled around Latin America and the Caribbean. The business is led by a well-aligned management team, and the controlling shareholders have been buying shares in the open market this year. The company’s stock trades at an attractive valuation based on our estimate of its fundamental, underlying earnings power and the range of likely operational outcomes for the business.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2017 (Unaudited)

While we have evaluated other businesses in this company’s industry before, this investment is our first in the sector. With our primary focus on avoiding permanent losses of the Fund’s capital, our bar for investing in a new industry is high. We spent considerable time challenging ourselves on whether we truly understand the business and the competitive dynamics that will impact it in the coming years. We believe this work has expanded our circle of competence, and we are actively researching similar businesses elsewhere in the world. Our research team has trips planned to Indonesia, the Philippines, and Mexico next month to pursue promising investment leads in this and other industries.

Our research travel will also take us to Chile, Peru, and Brazil before year-end, both to visit companies we own and observe prospects in action. Emerging economies that embrace capitalism will see sustained middle class growth in the coming decades. We hope to participate in this growth by finding attractively-priced businesses with deep moats that serve customers well. We love filling our watch list of investment ideas with these types of companies. This list, running to around 500 names globally, consists of businesses that we have previously appraised and still like (to varying degrees). We keep, and intermittently update, valuation metric-based price alerts on these companies. Our efforts are in the spirit of one of our favorite Charlie Munger quotes,

I think the [Berkshire Hathaway’s] record shows the advantage of a peculiar mind-set – not seeking action for its own sake, but instead combining extreme patience with extreme decisiveness. It takes character to sit there with all that cash and do nothing. I didn’t get to where I am by going after mediocre opportunities.

We are prepared to act quickly, both inside and outside the U.S., if the stock prices of businesses on our watch list fall to levels that offer an acceptable future rate of return. Sometimes that happens in broader downturns, like in late 2008 and early 2009, when there is a widespread panic. Other times it is because we unearth a business that is undiscovered or underfollowed – such as Arca Continental or Corporación Lindley – and we can build an informational advantage through in-depth, immersive research. We typically uncover these ideas outside of the United States, but not always. We also find companies that are widely followed, but for various reasons may occasionally be out of favor or unloved. These opportunities require a strong stomach, careful analysis, and a willingness to go against then-prevailing wisdom, but that is precisely why some of these businesses can be mispriced from time to time – such as Berkshire or Microsoft in 2011. In all cases, our emphasis on patience and

The Cook & Bynum Fund	Shareholder Letter
September 30, 2017 (Unaudited)

discipline must be complemented by decisive action when great opportunities arise. We continue to appreciate the chance to do this work on your behalf.

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund. We invest substantially all of our liquid net worth alongside our investors to align, as closely as possible, our incentives with your goals. We eschew leverage to minimize risk and to maximize long-term returns. We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain. In the hope of avoiding permanent losses of capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment. If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us. Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

J. Dowe Bynum

David A. Hobbs, Jr.

The Cook & Bynum Fund	Manager Commentary
September 30, 2017 (Unaudited)

As of September 30, 2017, the net asset value (NAV) attributable to the 9,161,123 shares outstanding of The Cook & Bynum Fund (“Fund”) was $16.52 per share.  This NAV compares with an unaudited NAV of $15.78 per share as of the Fund’s Semi-Annual Report dated March 31, 2017.  Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment Inception through 9.30.17

Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception(1)
The Cook & Bynum Fund	9.79%	3.92%	5.17%	9.25%
S&P 500 Index(2)	18.61%	10.81%	14.22%	15.34%
MSCI ACWI Index Gross (USD)(3)	19.29%	8.02%	10.79%	11.43%

(1)	Fund inception date of July 1, 2009.
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.  The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.  You cannot invest directly in an index.

(3)
The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. You cannot invest directly in an index.

As of September 30, 2017 the gross and net expense ratios of the Fund were 1.80% and 1.49%, respectively.  Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%.  This agreement is in effect through February 1, 2019.

The Cook & Bynum Fund	Manager Commentary
September 30, 2017 (Unaudited)

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements.  Without these waivers and reimbursements, performance would have been lower.  Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted.  Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Many factors affect performance including changes in market conditions in response to economic, political, or financial developments.  To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s long-term investment strategy.  We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values and there is no guarantee that quoted prices will reflect these appraisals over any short period of time.  Additionally, CBCM’s approach to concentrate the Fund’s holdings in our best ideas may result in higher short-term volatility relative to the S&P.

The following chart shows the asset and geographic allocations as a percentage of net assets.  Holdings are subject to change without notice and at CBCM’s sole discretion.

Asset and Geographic Allocation as of 9.30.17

The Cook & Bynum Fund	Manager Commentary
September 30, 2017 (Unaudited)

Portfolio Changes for the six months ended 9.30.17

New Holdings	Eliminations
None	None

We did not establish a new position or eliminate an existing one during the period.  We did purchase additional shares of Anheuser-Busch InBev in April to increase the position to about 5% of the Fund’s net assets.

In October, subsequent to the Fund’s fiscal year-end, we started building a new investment in a Latin American business.  As we outlined earlier in this report, we like the company’s competitive positioning and the controlling shareholder group’s interest in purchasing additional shares with their own money.  We will have more to share about the business once we disclose the name of the company in a subsequent filing.

Performance Contribution

All of the Fund’s positions made positive contributions to its overall performance during the period. Walmart and Corporación Lindley contributed nearly 1% of the Fund’s total gain of 4.69%, and Coca-Cola, Coca-Cola Embonor, Microsoft, Berkshire Hathaway, and Anheuser-Busch InBev all also made meaningful contributions.  After rising sharply in the first half of the fiscal year, Arca Continental was the smallest gainer and contributor during the six months ended September 30th.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed. The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles. To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities. Such securities (i.e., U.S. Government obligations of 3 months or less) allow us to preserve the fund’s capital until we are ready and able to deploy it in qualifying investments. At fiscal year end, the Fund had 34.5% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S.  Treasury bills). CBCM anticipates that

The Cook & Bynum Fund	Manager Commentary
September 30, 2017 (Unaudited)

this percentage of assets invested in cash equivalents is higher than the average will be over time. There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund. Your portfolio manager does not invest with outside managers or hold individual stocks. Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM and investors in the Fund.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a prospectus, which contains this and other information, call 1-877-839-COBY (2629) or visit www.cookandbynum.com/cobyx. Read the prospectus carefully before investing.

The Cook & Bynum Fund	Disclosure of Fund Expenses
September 30, 2017 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from April 1, 2017 through September 30, 2017.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

The Cook & Bynum Fund	Disclosure of Fund Expenses
September 30, 2017 (Unaudited)

			Expenses
	Beginning	Ending	Paid During
	Account	Account	the Period	Annualized
	Value	Value	4/1/2017 to	Expense
	4/1/17	9/30/17	9/30/2017(1)	Ratio
Actual Fund Return	$1,000.00	$1,046.90	$7.65	1.49%
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,017.60	$7.54	1.49%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365.

The Cook & Bynum Fund	Schedule of Investments
September 30, 2017

Description	Shares	Value
DOMESTIC COMMON STOCKS (32.7%)

Conglomerates (5.9%)
Berkshire Hathaway, Inc. – Class B(1)	49,000	$8,982,680

Software (4.2%)
Microsoft Corp.	84,326	6,281,444

Syrup and Concentrate Manufacturing (10.8%)
Coca-Cola Co.	364,700	16,415,147

Warehouse Clubs and Supercenters (11.8%)
Wal-Mart Stores, Inc.	228,000	17,815,920
TOTAL DOMESTIC COMMON STOCKS
(Cost $31,559,764)		$49,495,191

FOREIGN COMMON STOCKS (22.1%)

Breweries (5.1%)
Anheuser-Busch InBev SA/NV – ADR	65,143	7,771,560

Soft Drink Bottling and Distribution (17.0%)
Arca Continental SAB de CV	2,662,191	18,173,364
Corporación Lindley SA(1)(2)	6,048,422	7,596,658
		25,770,022
TOTAL FOREIGN COMMON STOCKS
(Cost $24,694,368)		$33,541,582

PREFERRED STOCKS (10.7%)

Soft Drink Bottling and Distribution (10.7%)
Coca-Cola Embonor SA – Class B	6,379,772	16,122,617
TOTAL PREFERRED STOCKS
(Cost $12,331,422)		$16,122,617

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Schedule of Investments
September 30, 2017

	Principal
Description	Amount	Value
SHORT-TERM INVESTMENTS (28.4%)

U.S. Treasury Bills (28.4%)
0.000%, 10/26/2017(1)	$43,006,000	$42,979,301
TOTAL SHORT-TERM INVESTMENTS
(Cost $42,975,209)		$42,979,301
TOTAL INVESTMENTS (93.9%)
(Cost $111,560,763)		$142,138,691
TOTAL CASH INCLUDING
FOREIGN CURRENCY (6.0%)		9,130,486
TOTAL OTHER ASSETS
LESS LIABILITIES (0.1%)		76,505
NET ASSETS (100.0%)		$151,345,682

(1)	Non-income producing security.
(2)	This security is deemed illiquid according to the Fund’s liquidity guidelines. The value of this security was $7,596,658 or 5.0% of net assets.

Common Abbreviations:
ADR – American Depositary Receipt
SA – Sociedad Anonima
SA/NV – Societe Anonyme/Naamloze Vennootschap
SAB de CV – Sociedad Anonima Bursatil de Capital Variable is a Spanish Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Assets and Liabilities
September 30, 2017

ASSETS:
Investments, at value (cost $111,560,763)	$142,138,691
Cash	8,241,447
Foreign currency, at value (cost $867,253)	889,039
Receivable for fund shares sold	109,094
Dividends and interest receivable	134,939
Prepaid expenses	36,802
Total Assets	151,550,012

LIABILITIES:
Accrued investment advisory fees, net of waiver	142,955
Other payables and accrued expenses	61,375
Total Liabilities	204,330
NET ASSETS	$151,345,682

COMPOSITION OF NET ASSETS:
Paid-in capital	$117,909,577
Accumulated undistributed net investment income	246,572
Accumulated undistributed net realized gain on
investments and foreign currency transactions	2,589,819
Net unrealized appreciation (depreciation) on
investments and foreign currency translation
Investment securities	32,886,259
Foreign currency translation	(2,286,545)
Net Assets	$151,345,682

Shares of common stock outstanding
(unlimited number of shares authorized)	9,161,123
Net Asset Value, Offering and
Redemption Price Per Share	$16.52

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Operations
For the Year Ended September 30, 2017

INVESTMENT INCOME:
Dividends (Net of Withholding tax of $72,080)	$2,075,323
Interest	318,160
Total Investment Income	2,393,483

EXPENSES:
Investment adviser fees	2,073,246
Fund accounting and administration fees	111,270
Custody fees	61,542
Transfer agent fees and expenses	59,040
Chief compliance officer fees	38,810
Federal and state registration fees	27,085
Trustee fees	26,694
Insurance fees	25,892
Legal fees	25,528
Service fees	22,163
Auditing and tax fees	17,497
Printing fees	14,904
Miscellaneous expense	4,398
Total expenses before reimbursement	2,508,069
Less fees reimbursed by investment adviser	(434,823)
Net Expenses	2,073,246
Net Investment Income	320,237

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
Investment securities	2,693,793
Foreign currency transactions	(119,153)
Total	2,574,640
Net change in unrealized appreciation on:
Investment securities	9,626,118
Foreign currency translation	1,409,990
Total	11,036,108
Net Realized and Unrealized Gain on Investments
and Foreign Currency Transactions	13,610,748
Net Increase in Net Asset from Operations	$13,930,985

See accompanying Notes to Financial Statements.

(This Page Intentionally Left Blank.)

The Cook & Bynum Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2017	2016
FROM OPERATIONS:
Net investment income	$320,237	$2,609
Net realized gain on investments
and foreign currency transactions	2,574,640	5,856,919
Net change in unrealized
appreciation on investments
and foreign currency translation	11,036,108	4,426,499
Net Increase in
Net Assets from Operations	13,930,985	10,286,027

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains	(5,822,023)	—
Total distributions	(5,822,023)	—

CAPITAL SHARE TRANSACTIONS
(NOTE 6):
Proceeds from shares sold	25,362,076	7,099,361
Dividends reinvested	4,758,905	—
Value of shares redeemed	(10,764,053)	(15,760,659)
Net Increase (Decrease) Resulting
from Capital Transactions	19,356,928	(8,661,298)
Redemption fees	1,544	58
Net Increase in Net Assets	27,467,434	1,624,787
NET ASSETS:
Beginning of period	123,878,248	122,253,461
End of period*	$151,345,682	$123,878,248
* Including accumulated undistributed
net investment income of	$246,572	$—

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

Net Asset Value – Beginning of Period
Income from Investment Operations
Net investment income (loss)(a)
Net realized and unrealized gain (loss) on investments
  and foreign currency transactions and translations(a)
Total Income (Loss) from Investment Operations

Distributions to Shareholders
Net investment income
Net realized gains
Total Distributions

Capital Share Transactions
Redemption fees added to paid-in capital
Total Capital Share Transactions
Net Asset Value – End of Period

Total Return
Ratios and Supplemental Data:
Net assets, at end of period (000s)
Ratios to average net assets:
Expenses including reimbursement/waiver
Expenses excluding reimbursement/waiver
Net investment gain including reimbursement/waiver
Net investment loss excluding reimbursement/waiver
Portfolio turnover rate

(a)	Calculated using average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Less than 0.005%.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

For the	For the		For the	For the	For the
Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
September 30,	September 30,		September 30,	September 30,	September 30,
2017	2016		2015	2014	2013
$15.81	$14.55		$16.05	$14.99	$14.88

0.03	—	(b)	(0.02)	(0.02)	(0.01)

1.43	1.26		(0.89)	1.44	0.65
1.46	1.26		(0.91)	1.42	0.64

—	—		—	(0.01)	—
(0.75)	—		(0.59)	(0.35)	(0.53)
(0.75)	—		(0.59)	(0.36)	(0.53)

— (b)	—	(b)	— (b)	— (b)	— (b)
— (b)	—	(b)	— (b)	— (b)	— (b)
$16.52	$15.81		$14.55	$16.05	$14.99
9.79%	8.66%		-5.92%	9.64%	4.55%

$151,346	$123,878		$122,253	$147,051	$127,998

1.49%	1.49%		1.49%	1.49%	1.57%
1.80%	1.79%		1.75%	1.76%	1.81%
0.23%	0.00	%(c)	-0.10%	-0.13%	-0.06%
-0.08%	-0.30%		-0.36%	-0.40%	-0.30%
5%	9%		1%	6%	20%

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2017

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009.  The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”).  The affairs of the Trust are managed by a Board of Trustees (the “Board”).  The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”).  The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision.  The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation:  Equity securities, including common stocks and preferred stocks, traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and they are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange.  To the extent domestic and foreign equity securities are traded in active markets, they are categorized in Level 1 of the fair value hierarchy.  When the market is considered inactive, the securities are categorized in Level 2 or Level 3.  Short-term securities, including bonds, notes, debentures, and other debt

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2017

securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances, and obligations of domestic and foreign banks shall be valued at current market quotations as provided by an independent pricing service on the day of valuation and are categorized in Level 2 of the fair value hierarchy. Short-term debt securities which are not priced by a pricing service, or in which the Adviser does not believe the price supplied by the pricing service represents fair value, may be valued at their amortized cost, which approximates fair value, unless the Adviser determines that amortized cost does not approximate fair value and are categorized in Level 2 of the fair value hierarchy.

Securities and other assets for which quotations are not readily available, or are deemed unreliable, are valued at their fair value using methods determined by the Board of Trustees and/or its designee.  The Valuation Committee for the Trust may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated.  In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy.  In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation.  This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted.  In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2017

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

C. Fair Value Measurements:  In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2017

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2017:

		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value(1)	Prices	Inputs	Inputs	Total
Domestic
Common Stocks	$49,495,191	$—	$—	$49,495,191
Foreign
Common Stocks	25,944,924	7,596,658	—	33,541,582
Foreign
Preferred Stocks	16,122,617	—	—	16,122,617
Short-Term
Investments(2)	—	42,979,301	—	42,979,301
TOTAL	$91,562,732	$50,575,959	$—	$142,138,691

(1)	Please refer to the schedule of investments to view securities by industry type.
(2)	U.S. Treasury Bills of less than 3 months duration.

For the year ended September 30, 2017, there were no transfers between Level 1 and 2 securities.  The Fund evaluates transfers into or out of Levels 1, 2, and 3 as of the end of the reporting period.  All securities of the Fund were valued using Level 1 and Level 2 inputs for the year ended September 30, 2017.  Thus, a reconciliation of assets in which significant unobservable inputs are used (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income and Other:  Security transactions are recorded on the trade date.  Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2017

E. Federal Income Taxes:  It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2017, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2015.

F. Distributions to Shareholders:  Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates:  The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.  Actual results could differ from those estimates.

H. Share Valuation: The Net Asset Value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days on which the New York Stock Exchange is closed for trading.  The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fees charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The redemption fees charged during the period can be found in the Statements of Changes in Net Assets.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2017

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains.  Accordingly, no provision has been made for federal income taxes.  Foreign currency translation and other investments could create book-to-tax differences that may have an impact on the character of each Fund’s distributions.

A. Tax Basis of Distributions to Shareholders: The tax character of the distributions paid by the Fund were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2017	2016
Ordinary Income	$—	$—
Long-Term Capital Gains	5,822,023	—
Total	$5,822,023	$—

Reclassifications:  The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  Accordingly, for the year ended September 30, 2017, certain differences were reclassified.  These differences were due to currency gains reclassified to ordinary income; the amounts reclassified did not affect net assets.  The reclassifications were as follows:

Increase/(Decrease) Accumulated net investment income/(loss)	$(73,665)
Increase/(Decrease) Accumulated net realized gain/(loss)
on investments and foreign currency transactions	$73,665
Increase/(Decrease) Paid-in capital	$—

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2017

B. Tax Basis of Investments:  As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

Investments
Tax cost of investments	$111,580,574
Gross unrealized appreciation	30,558,117
Gross unrealized depreciation	—
Net tax unrealized appreciation	30,558,117
Undistributed ordinary income	246,572
Undistributed long-term capital gains	2,609,630
Accumulated earnings	2,856,202
Other accumulated gains (losses)	21,786
Total accumulated earnings	$33,346,105

The tax basis of investments for tax and financial reporting purposes differs, principally due to the deferral of losses on wash sales.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st,  and other ordinary income attributable to the portion of the taxable year after December 31st. There were no post-October losses for the fiscal year ended September 30, 2017.

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Management Agreement dated May 27, 2009 (“Management Agreement”) with the Adviser.  The Management Agreement has been renewed through May 26, 2018.  Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions.  The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund.  At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2017

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund.  The management fee is paid at an annual rate equal to 1.49% of the average daily net assets of the Fund.  Prior to January 1, 2013 the management fee was equal to 1.50% of the average daily net assets of the Fund. Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has agreed to waive or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees, but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (as defined by the Expense Limitation Agreement), to the extent necessary to maintain the Fund’s net annual operating expenses at 1.49% of average daily net assets through February 1, 2019. Prior to January 1, 2013 the Fund’s net annual operating expenses were 1.88% of average daily net assets.  Without this agreement, expenses for shares of the Fund would be higher.  The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.49%, but only to the extent it does not cause the operating expenses to exceed 1.49% of average daily net assets.  The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred.  As of September 30, 2017, the Adviser may in the future recover fee reductions and expense reimbursements totaling $434,823, $373,479 and $356,271, respectively, from the Fund.  The adviser may recover these amounts no later than September 30, 2020, 2019 and 2018, respectively.  In reality, however, when the Adviser lowered the management fee charged to the Fund to 1.49% to match the total expense ratio cap, the Adviser essentially internalized the Fund’s cost structure and implicitly eliminated its ability to recapture any of the Fund’s organizational expenses or previously waived fees and expenses.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser. An employee of U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as an Officer of the Trust. An employee of Foreside Fund Officer Services, LLC (“FFOS”) serves as Chief Compliance Officer of the Trust.

The Fund has entered into Service Agreements with USBFS and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS. Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting, and custody services. As compensation for its services, USBFS and U.S. Bank, N.A. are entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to a

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2017

minimum annual fee. Fees paid by the Fund for transfer agency, administrative, accounting, and custody services for the year ended September 30, 2017, are disclosed in the Statement of Operations.

Additionally, the Fund has entered into a Distribution Agreement with BHIL Distributors, LLC (a subsidiary under Foreside Fund Services, LLC) and an agreement with FFOS to provide Chief Compliance Officer Services.

Line of Credit:  The Fund had established a line of credit (“LoC”) with U.S. Bank, N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Fund’s portfolio as collateral.  The LoC matured on June 11, 2017, and was not renewed.  Borrowing under the LoC was limited to the lesser of $13,000,000, 10% of the gross market value of the Fund, or 33 1/3% of the net market value of the unencumbered assets of the Fund.  The interest rate paid by the Fund on outstanding borrowings was equal to the prime rate, which was 4.00% at June 11, 2017.  During the year ended September 30, 2017, the Fund did not borrow on the LoC.

5. INVESTMENT TRANSACTIONS

During the year ended September 30, 2017, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were $14,552,145, and $4,371,548, respectively. There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2017.

6. SHARES OF BENEFICIAL INTEREST

On September 30, 2017, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund.  Transactions in shares of beneficial interest were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2017	2016
Beginning Shares	7,836,632	8,400,072
Shares Sold	1,686,063	460,672
Shares Issued in Reinvestment
of Distributions	321,114	—
Total	9,843,809	8,860,744
Less Shares Redeemed	(682,686)	(1,024,112)
Ending Shares	9,161,123	7,836,632

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2017

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2017, Charles Schwab & Co., Inc. owned, of record or beneficially, approximately 68% of the Fund’s shares.

8. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.  The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors. As of September 30, 2017, 32.8% of the Fund’s net assets were invested in foreign securities. Specifically, 12.0% of the Fund’s net assets were invested in Mexico, 10.7% in Chile, 5.1% in Belgium, and 5.0% in Peru.

9. NEW ACCOUNTING PRONOUNCEMENTS

On December 14, 2016, the FASB issued ASU 2016-19, Technical Corrections and Improvements that made technical changes to various sections of the accounting standards codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. A reporting entity should disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of this ASU and its impact on the financial statements.

10. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  Based on this evaluation, no adjustments were required to the financial statements.

Report of Independent Registered
The Cook & Bynum Fund	Public Accounting Firm

To the Shareholders and Board of Trustees of
The Cook & Bynum Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Cook & Bynum Fund (the “Fund”), as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cook & Bynum Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio
November 17, 2017

The Cook & Bynum Fund	Additional Information
September 30, 2017 (Unaudited)

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) received an annual retainer of $7,500 with an additional $2,500 paid to the Chairman of the Audit Committee.  All Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings.

2. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities, please call 1-877-839-COBY (2629) and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies related to portfolio securities during the twelve month period ended June 30 is also available without charge, upon request, by calling 1-877-839-2629 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

3. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.  The Fund’s form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4. UNAUDITED TAX INFORMATION

Dividends Received Deduction
The Fund did not designate any dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2017 as dividends qualifying for the dividends received deduction to corporate shareholders.

Qualified Dividend Income
The Fund did not designate any dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2017 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Cook & Bynum Fund	Additional Information
September 30, 2017 (Unaudited)

The Fund did not designate any of the taxable ordinary income distributions as short-term capital gain distributions pursuant to Section 871 (k)(2)(C) of the Internal Revenue Code.

5. BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held May 17, 2017, the Board of Trustees of the Cook & Bynum Funds Trust (the “Trust”), including a majority of the independent trustees, evaluated and approved the renewal of the advisory contract between the Trust, on behalf of The Cook & Bynum Fund (the “Fund”), and Cook & Bynum Capital Management, LLC (the “Adviser”).  In advance of the May 17, 2017 meeting, the Board requested and received materials to assist them in considering the advisory contract.  The materials contained information with respect to the factors enumerated below, including the advisory contract, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the advisory contract, and comparative information relating to the advisory fee and other expenses of the Fund.  The materials also included due diligence materials relating to the Adviser (including due diligence questionnaires completed by the Adviser, the Adviser’s Form ADV, biographic information regarding the Adviser’s key management and investment advisory personnel, the Adviser’s compliance manual, and comparative fee information relating to the Fund) as well as other pertinent information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the independent trustees), approved the renewal of the advisory contract between the Adviser and the Trust, on behalf of the Fund.  In approving the renewal of the advisory contract, the trustees considered all information they deemed reasonably necessary to evaluate the terms of the contract in accordance with the Gartenberg factors.  In their deliberations, the Board members did not identify any particular information that was all important or controlling, and each Trustee may have attributed different weights to the various factors.

Nature and Quality of Services
The trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Fund. They considered a presentation by the Adviser discussing its application of the Fund’s stated investment strategy, portfolio research process, and third party vendor oversight, in addition to the regulatory compliance services provided by the Adviser to the Fund.  The presentation included, and the trustees considered, information describing

The Cook & Bynum Fund	Additional Information
September 30, 2017 (Unaudited)

the personnel responsible for the day-to-day investment, back-office/administrative, and compliance activities of the Fund, the Adviser’s existing and planned staffing levels, and the Adviser’s portfolio management capabilities. The trustees also considered and discussed information regarding the scope and quality of the Adviser’s compliance policies and procedures, which are reasonably designed to, among other things, prevent violations of the Investment Advisers Act of 1940, as amended, and address the Adviser’s conflicts of interest in providing services to the Fund and its other advisory clients, and discussed the quality of the Adviser’s compliance infrastructure overall. Based on these factors and after a lengthy discussion, the trustees concluded that they were satisfied with the nature, extent, and quality of services provided by the Adviser under the advisory contract and that the Adviser was providing essential services to the Fund.

Investment Performance
The trustees reviewed the Fund’s performance under the Adviser’s management. They considered the Fund’s performance and compared the performance of the Fund to its benchmark indices, the S&P 500 Index Plus Dividends and the MSCI All Country World Index (ACWI), as well as other relevant indices over various periods of time, including since the Fund’s inception on July 1, 2009. The trustees noted that, in recent years, the Fund has held a significant amount of cash in its portfolio due to a lack of investment opportunities that meet the Adviser’s investment criteria, which has impacted relative performance versus fully invested indices and active funds. They led a thorough discussion related to the investment strategy and performance expectations in the current market, noting that the Adviser’s unique strategy and its use of cash appeals to a specific niche of investors. The trustees also considered the Fund’s performance compared to the performance of peer group funds. During this discussion and in response to a series of questions from the Board, the Adviser reiterated its commitment to follow its investment approach even though it has led to underperformance for the 3-year, 5-year, and since inception periods relative to the Fund’s primary benchmarks and other funds with similar value-based investment strategies. The Adviser reaffirmed that its goal is to outperform over full market cycles, not specific trailing year intervals. The trustees also considered the Fund’s performance as compared to performance information for the Adviser’s other advisory clients, which are privately pooled investment vehicles that apply the same investment approach (and date back to the Adviser’s 2001 inception) and reflect outperformance over more than a full market cycle. After a detailed discussion, the Board concluded that the overall performance of the Fund was satisfactory and warranted the continuation of the advisory agreement.

The Cook & Bynum Fund	Additional Information
September 30, 2017 (Unaudited)

Fees
The trustees examined the fees paid to the Adviser under the advisory contract, the Fund’s overall expense ratio, and the fund expenses paid by the Adviser pursuant to the Fund’s amended expense limitation agreement. They reviewed information compiled by an independent, third party data source comparing the Fund’s advisory fee and expense ratio to the advisory fees charged by, and the expense ratios of, a peer group of funds. They considered the Adviser’s obligation under the expense limitation agreement to reimburse the Fund for the excess, if any, in any period during the term of the agreement that the Fund’s operating expenses are over 1.49% of the Fund’s average daily net asset values. The trustees also considered information regarding the management fees charged by the Adviser to its other advisory accounts noting that clients in the other advisory accounts were charged a 1.50% management fee plus other operating expenses. While the trustees noted that the Fund’s management fee was on the higher end relative to its peer group, it also noted that the Fund’s overall fee level after the fee waiver was near the average for the same peer group. After a robust discussion of the relevant factors, it was the consensus of the Board that those fees were appropriate for the services provided and were fair and reasonable.

Profitability and Other Benefits to the Investment Adviser
The trustees next reviewed financial information provided by the Adviser for the relevant time period, discussed the Adviser’s financial position and profitability with respect to the Fund, and evaluated the Adviser’s financial commitment to the Fund. They also considered other benefits to the Adviser as a result of its relationship with the Fund. After further discussion, the trustees concluded that the Adviser’s profitability from its relationship with the Fund was not excessive and would support renewal of the contract.

Economies of Scale
The trustees considered information concerning economies of scale and whether the existing fees paid by the Fund to the Adviser might require adjustment in light of any economies of scale. The trustees determined that no modification of the existing fee level was necessary.

In light of the factors discussed and considered, the trustees concluded that the renewal of the advisory contract was in the best interest of the Fund and its shareholders. This conclusion was not based on any single factor, but on evaluation of all of the factors and information reviewed and evaluated by the trustees. Based upon such conclusions, the trustees, including all of the independent trustees, approved the renewal of the advisory contract.

The Cook & Bynum Fund	Additional Information
September 30, 2017 (Unaudited)

6. TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware.  Information pertaining to the Trustees and Officers of the Trust are set forth on the following page.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.”  Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

The Cook & Bynum Fund	Additional Information
September 30, 2017 (Unaudited)

Trustees and Officers
# of
Portfolios
Name,		Term of		in Fund	Other
Birth	Position(s)	Office and		Complex	Director/
Year and	Held with	Length of	Principal Occupation	Overseen	Trustee
Address*	the Trust	Time Served**	During Past Five Years	by Trustee	Positions
Interested Trustees
J. Dowe	Trustee,	Mr. Bynum	Mr. Bynum has been a	1	None
Bynum^	Vice	has served	Principal of Cook & Bynum
Year of	President,	as a Trustee	Capital Management, LLC
Birth:	Secretary	of the Trust	(“CBCM”) since 2006.
1978		since March
2009.
Independent Trustees
Charles H.	Trustee	Mr. Ogburn	Mr. Ogburn has been Non-	1	Non-
Ogburn		has served	Executive Chairman of the		Executive
Year of		as a Trustee	Board of Crawford & Company		Chairman,
Birth:		of the Trust	since January 1, 2010.		Crawford &
1955		since May			Company
2010.
Bruce F.	Trustee	Mr. Rogers	Mr. Rogers has been a	1	None
Rogers		has served	Partner with the law firm
Year of		as a Trustee	of Bainbridge, Mims,
Birth:		of the Trust	Rogers & Smith LLP
1958		since March	since January 1990.
2009.
Donald P.	Trustee	Mr. Carson	Mr. Carson has been the	1	None
Carson		has served	Managing Director of The
Year of		as a Trustee	Ansley Capital Group LLC
Birth:		of the Trust	and a Principal of Ansley
1949		since April	Equity Partners, LLC since
		2014.	2014. Mr. Carson has been the
Principal at both Ansley
Securities LLC (broker-dealer)
and Don Carson Associates
LLC (a financial advisory
services firm) since May 2013.
Prior to that, Mr. Carson
served as President of RFA
Management Company LLC
from September 2003 to
April 2013.
*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.
^	Mr. Bynum is an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

The Cook & Bynum Fund	Additional Information
September 30, 2017 (Unaudited)

Name,		Term of
Birth	Position(s)	Office and
Year and	Held with	Length of	Principal Occupation
Address*	the Trust	Time Served**	During Past Five Years
Officers
Richard P.	President	Mr. Cook	Mr. Cook has been a Principal of and Portfolio
Cook		has served	Manager for CBCM since 2006.
Year of		as President
Birth:		of the Trust
1978		since March
2009.
David A.	Vice	Mr. Hobbs	Since May 2010, Mr. Hobbs has served as a
Hobbs	President	has served	Principal and President of CBCM.
Year of		as Vice President
Birth:		of the Trust
1977		since January
2011.
Christopher	Treasurer	Mr. Remington	Mr. Remington joined USBFS in 2004 and is
M.		has served	currently a Vice President.
Remington		as Treasurer
Year of		of the Trust
Birth: 1978		since August
c/o U.S.		2015.
Bancorp Fund
Services, LLC
P.O. Box 701
Milwaukee, WI
53201-0701
James R.	Chief	Mr. Nash has	Since January 2016, Mr. Nash has served as a Fund
Nash	Compliance	served as Chief	Chief Compliance Officer for Foreside Fund
Year of	Officer	Compliance	Services, LLC. From June 2014 to January 2016 he
Birth: 1981	and Anti-	Officer and	was Senior Associate and Regulatory Administration
Foreside	Money	Anti- Money	Advisor of JP Morgan Chase & Co. From 2011 to
Fund	Laundering	Laundering	2014 he served as a Product Analyst for Linedata
Officer	Officer	Officer of the	Services, a service provider in the investment
Services, LLC		Trust since	management and credit industry.
10 High Street		January 2017.
Suite 302
Boston, MA
02110
*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

(This Page Intentionally Left Blank.)

The Cook & Bynum Fund

Annual Report  |  September 30, 2017

Fund distributed by BHIL Distributors, LLC
www.cookandbynum.com/cobyx  |  877-839-COBY (2629)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Charles H. Ogburn is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2017	FYE 09/30/2016
Audit Fees	$14,500	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

There were no services that were approved applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2017	FYE 09/30/2016
Registrant	$3,000	$3,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Cook & Bynum Funds Trust

By (Signature and Title)         /s/ Richard Cook
   Richard P. Cook,
   President (Principal Executive Officer)

Date     11/14/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)          /s/ Richard Cook
    Richard P. Cook,
    President (Principal Executive Officer)

Date     11/14/17

By (Signature and Title)         /s/ Christopher Remington
   Christopher M. Remington,
   Treasurer (Principal Financial Officer)

Date     11/14/17